                                                                 EXHIBIT 10.25



                    AMENDMENT NO. 3 AND ASSIGNMENT AGREEMENT

                                       to

   THIRD AMENDED AND RESTATED REVOLVING LOAN, GUARANTY AND SECURITY AGREEMENT

                                      among

                           SUPREMA SPECIALTIES, INC.,


                         SUPREMA SPECIALTIES WEST, INC.,


                      SUPREMA SPECIALTIES NORTHEAST, INC.,


                       SUPREMA SPECIALTIES NORTHWEST INC.,


                           THE BANKS SIGNATORY HERETO,


                  FLEET NATIONAL BANK, as Administrative Agent,

                      SOVEREIGN BANK, as Syndication Agent

                                       and

                    MELLON BANK, N.A., as Documentation Agent


                                   Arranged by

                             FLEET SECURITIES, INC.

                          Dated as of September 7, 2001

                    AMENDMENT NO. 3 AND ASSIGNMENT AGREEMENT

                                       to

             THIRD AMENDED AND RESTATED REVOLVING LOAN, GUARANTY AND
                               SECURITY AGREEMENT


         This AMENDMENT NO. 3 AND ASSIGNMENT AGREEMENT, dated as of September 7, 2001 (this "Amendment"), is by and among FLEET NATIONAL BANK (successor by merger to Fleet Bank, National Association and as successor to NatWest Bank N.A. and National Westminster Bank NJ, "Fleet"), SOVEREIGN BANK ("Sovereign"), MELLON BANK, N.A. ("Mellon"), CITIBANK, N.A. (successor by merger to European American Bank, "Citibank"), PNC BANK, NATIONAL ASSOCIATION ("PNC"), FIRST PIONEER FARM CREDIT, ACA ("First Pioneer") and NATIONAL BANK OF CANADA ("NBC" and, together with Fleet, Sovereign, Mellon, Citibank, PNC and First Pioneer, the "Banks"), FLEET NATIONAL BANK, successor by merger to Fleet Bank, National Association, as administrative and collateral agent for the Banks (in such capacity, the "Agent"), SOVEREIGN BANK, as syndication agent for the Banks (in such capacity the "Syndication Agent"), MELLON BANK, N.A., as documentation agent for the Banks (in such capacity the "Documentation Agent"), SUPREMA SPECIALTIES, INC., a New York corporation (the "Borrower"), SUPREMA SPECIALTIES WEST, INC. ("Suprema West"), a California corporation, SUPREMA SPECIALTIES NORTHEAST, INC. ("Suprema Northeast"), a New York corporation and SUPREMA SPECIALTIES NORTHWEST INC. ("Suprema Northwest"), a Delaware corporation (Suprema West, Suprema Northeast and Suprema Northwest are collectively referred to herein as the "Guarantor") and NATIONAL CITY BANK, as "Exiting Bank".

RECITALS:

         A. The Borrower, the Banks, the Exiting Bank, the Agent and the Guarantor have entered into a Third Amended and Restated Revolving Loan, Guaranty and Security Agreement, dated as of September 23, 1999, as amended by an Amendment Number 1 and Assignment Agreement dated as of March 10, 2000 and Amendment Number 2 dated as of December 28, 2000 (as so amended, the "Loan Agreement").

         B. The Borrower, the Guarantor, the Banks, the Exiting Bank and the Agent wish to amend the Loan Agreement to permit an increase to the Commitment, to permit the Exiting Bank to assign its interest to the Banks and to otherwise amend the Loan Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration whose receipt and sufficiency are acknowledged, the Borrower, the Guarantor, the Banks, the Exiting Bank, the Agent, the Syndication Agent and the Documentation Agent agree as follows:

         Section 1. Definitions. Each capitalized term used but not defined in this Amendment shall have the meaning ascribed to such term in the Loan Agreement.

         Section 2. Amendments of Loan Agreement.

         (a) The introductory paragraph of the Loan Agreement is amended to read in its entirety as follows:

                  THIS THIRD AMENDED AND RESTATED REVOLVING LOAN, GUARANTY AND SECURITY AGREEMENT dated as of September 23, 1999, as amended by Amendment No. 1 and Assignment Agreement dated as of March 10, 2000, Amendment Number 2 dated as of December 28, 2000 and as hereafter amended from time to time, is by and among FLEET NATIONAL BANK (successor by merger to Fleet Bank, National Association, as successor to NatWest Bank N.A. and National Westminster Bank NJ, "Fleet"), having an office at 208 Harristown Road, Glen Rock, New Jersey 07452, SOVEREIGN BANK ("Sovereign"), having an office at 210 Smith Street, Perth Amboy, New Jersey 08861, MELLON BANK, N.A. ("Mellon"), having an office at 379 Thornall Street, Edison, New Jersey 08837, CITIBANK, N.A. (successor by merger to European American Bank, "Citibank"), having an office at 335 Madison Avenue, New York, New York 10017, PNC BANK, NATIONAL ASSOCIATION ("PNC"), having an office at 2 Tower Center Blvd, East Brunswick, New Jersey 08816, FIRST PIONEER FARM CREDIT, ACA ("First Pioneer"), having an office at 174 South Road, Enfield, Connecticut 06082 and NATIONAL BANK OF CANADA ("NBC"), having an office at 50 Division Street, Somerville, New Jersey 08876 (Fleet, Sovereign, Mellon, Citibank, PNC, First Pioneer and NBC, together with any other financial institution that becomes a party hereto, are referred to herein individually as a "Bank" and collectively as the "Banks"), FLEET NATIONAL BANK, as administrative and collateral agent for the Banks hereunder (in such capacity, the "Agent"), having an office at 208 Harristown Road, Glen Rock, New Jersey 07452, SOVEREIGN BANK, as syndication agent for the Banks (in such capacity the "Syndication Agent") having an office at 210 Smith Street, Perth Amboy, New Jersey 08861, MELLON BANK, N.A., as documentation agent for the Banks (in such capacity the "Documentation Agent") having an office at 379 Thornall Street, Edison, New Jersey 08837, SUPREMA SPECIALTIES, INC. (the "Borrower"), a New York corporation with its principal place of business at 510 East 35th Street, Paterson, New Jersey 07543, SUPREMA SPECIALTIES WEST, INC. ("Suprema West"), a California corporation with its principal place of business at 14253 South Airport Way, Manteca, California 95336, SUPREMA SPECIALTIES NORTHEAST, INC. ("Suprema Northeast"), a New York corporation with its principal place of business at 30 Main Street, Ogdensburg, New York 13669 and SUPREMA SPECIALTIES NORTHWEST INC. ("Suprema Northwest"), a Delaware corporation with its principal place of business at 295 South Ash Street, Black Foot, Idaho (Suprema West, Suprema Northeast and Suprema Northwest Suprema are collectively referred to herein as the "Guarantor"). Capitalized terms used herein without definition shall have the meanings assigned to such terms in Section 1 hereof.

         (b) A new definition for "Amendment No. 3" shall be added to Section 1 of the Loan Agreement in its correct alphabetical order to read in its entirety as follows:

                  "Amendment No. 3" means that certain Amendment No. 3 to this Agreement dated as of September 7, 2001 among the parties thereto.

         (c) A new definition for "Combined Group" shall be added to Section 1 of the Loan Agreement in its correct alphabetical order to read in its entirety as follows:

                  "Combined Group" means A&J Cheese Co., Inc. and JG Noble Cheese, Inc., certain account debtors of the Borrower.

         (d) The definition of "Commitment" contained in Section 1 of the Loan Agreement is amended to read in its entirety as follows:

                  "Commitment" means for the period to, but excluding, the Commitment Expiration Date, the commitment of the Banks to make Loans to the Borrower pursuant to this Agreement in an aggregate principal amount not to exceed at any time outstanding $130,000,000, as such amount may be increased pursuant to Section 2.1 and reduced pursuant to
         Section 5.

         (e) A new definition for "Equity Issuance" shall be added to Section 1 of the Loan Agreement in its correct alphabetical order to read in its entirety as follows:

                  "Equity Issuance" means any offering by the Borrower of its common stock, any offering by the Borrower of its preferred stock and/or any other equity offering by the Borrower.

         (f) The definition of "Eligible Receivable" contained in Section 1 of the Loan Agreement is amended by deleting the word "and" at the end of subpart "(k)" thereof, by replacing the period at the end of subpart "(l)" thereof with a semicolon and by adding new subparts "(m)" through "(q)" to read in their entirety as follows:

                  (m) with respect to the Borrowing Base at any time calculated for the period beginning September 1, 2001 through and including May 31, 2002, that portion of the Receivables owed by any single account debtor (other than those within the Combined Group) which exceeds twenty percent (20%) of all of the Receivables at the time of any such determination of the Borrowing Base;

                  (n) with respect to the Borrowing Base at any time calculated for the period beginning June 1, 2002 and for all periods thereafter, that portion of the Receivables owed by any single account debtor (other than those within the Combined Group) which exceeds fifteen percent (15%) of all of the Receivables at the time of any such determination of the Borrowing Base;

                  (o) with respect to the Borrowing Base at any time calculated for the period beginning September 1 2001 through and including November 30, 2001, that portion of the Receivables owed by the Combined Group which collectively exceeds thirty percent (30%) of all of the Receivables at the time of any such determination of the Borrowing Base;

                  (p) with respect to the Borrowing Base at any time calculated for the period beginning December 1, 2001 and for all periods thereafter through and including May 31, 2002, that portion of the Receivables owed by the Combined Group which collectively exceeds twenty five percent (25%) of all of the Receivables at the time of any such determination of the Borrowing Base; and

                  (q) with respect to the Borrowing Base at any time calculated for the period beginning June 1 2002 and for all periods thereafter, that portion of the Receivables owed by the Combined Group which collectively exceeds twenty percent (20%) of all of the Receivables at the time of any such determination of the Borrowing Base.

         (g) The definition of "Guarantor" contained in Section 1 of the Loan Agreement is amended to read in its entirety as follows:

                  "Guarantor" means collectively Suprema Specialties West, Inc., Suprema Specialties Northeast, Inc., Suprema Specialties Northwest Inc. and the Losurdo Purchaser (if it is not the Borrower), jointly and severally.

         (h) A new definition for "Losurdo" shall be added to Section 1 of the Loan Agreement in its correct alphabetical order to read in its entirety as follows:

                  "Losurdo" means Losurdo Foods, Inc.

         (i) A new definition for "Losurdo Purchaser" shall be added to Section 1 of the Loan Agreement in its correct alphabetical order to read in its entirety as follows:

                  "Losurdo Purchaser" means the Borrower or the Affiliate or Subsidiary of the Borrower that is the purchaser of the facility in connection with the Losurdo Transaction.

         (j) The definition of "Notes" contained in Section 1 of the Loan Agreement is amended to read in its entirety as follows:

                  "Notes" means those certain Secured Revolving Notes dated September 7, 2001 made by the Borrower in favor of each institution that was a Bank as of the date thereof, which Notes were given in substitution for certain notes executed prior thereto, but in each case not in cancellation, discharge or extinguishment of the indebtedness formerly evidenced by such notes, as amended from time to time, together with all promissory notes delivered in replacement or substitution thereof and any all notes made by the Borrower in favor of an institution that becomes a Bank after the Effective Date of Amendment No. 3.

         (k) A new definition for "Permitted Losurdo Transaction" shall be added to Section 1 of the Loan Agreement in its correct alphabetical order to read in its entirety as follows:

                  "Permitted Losurdo Transaction" means the purchase by the Losurdo Purchaser from Losurdo of the furniture, fixtures, equipment and real property comprising a certain privately-owned, approximately 80,000 square foot turn-key cheese production facility located in Heuvelton, New York, for an aggregate consideration of not in excess of $5,250,000, from which some or all of the property so purchased may be sold by the Losurdo Purchaser to a leasing company (or other financing entity) and then leased back to the Losurdo Purchaser by such leasing company (or other financing entity) pursuant to a sale-leaseback arrangement; provided, that, with respect to such described transaction (the "Losurdo Transaction"); each of the following conditions shall have been satisfied (i) the Losurdo Purchaser shall not have incurred any additional Indebtedness to finance such acquisition (other than the sale-leaseback arrangement described above), whether in the form of seller notes, third party Indebtedness or otherwise; (ii) at the time of the Losurdo Transaction no Default or Event of Default exists and no Default or Event of Default would occur after giving effect to such Losurdo Transaction; (iii) the Borrower shall have delivered to the Agent, prior to the consummation of such Losurdo Transaction, fully executed copies of the (A) supply agreement between the Borrower and Losurdo, (B) the Letter of Intent executed by the Borrower with respect to the Losurdo Transaction and (C) purchase agreement and any other material documents executed in connection with the Losurdo Transaction and each such document shall be in form and substance reasonably satisfactory to the Agent; (iv) the assets being acquired are being acquired free and clear of any and all Liens (other than Permitted Liens and Liens reasonably satisfactory to the Agent); (v) the Agent shall have received such other information or documents as it shall have reasonably requested in connection with such Losurdo Transaction;
         (vi) the Losurdo Transaction shall have been consummated in accordance with the definitive Losurdo Transaction documents, without any waiver or amendment of any material term or condition therein not consented to by the Agent (acting with the consent of the Required Banks, if needed) and in compliance with all applicable laws and all necessary approvals, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect; (vii) all applicable environmental issues shall have been addressed in a manner reasonably satisfactory to the Agent and (viii) all governmental and third-party consents and approvals necessary in connection with each aspect of the Losurdo Transaction shall have been obtained (without the imposition of any unreasonable conditions) and shall remain in effect, except where the failure to obtain same could not reasonably be expected to have a Material Adverse Effect; all applicable waiting periods shall have expired or been terminated or waived without any material adverse action being taken by any authority having jurisdiction; and no law or regulation shall be applicable that restrains, prevents or imposes material adverse conditions upon any aspect of the Losurdo Transaction as reasonably determined by the Borrower.

         (l) Section 2.1 of the Loan Agreement is amended to read in its entirety as follows:

                  2.1 Commitment; Maximum Credit; Increases to Commitments.

                  (a) Subject to the terms and conditions of this Agreement, each Bank severally (but not jointly) agrees to make loans to the Borrower (hereinafter collectively referred to as "Loans" and individually as a "Loan"), from time to time before the Termination Date, in such amounts as Borrower may from time to time request, not to exceed at any time outstanding the amount set opposite the Bank's name below; provided, that, pursuant to the terms of Section 2.1(b) the table set forth below is subject to revision upon written notice from the Agent consented to in writing by the Borrower (and upon the Agent's distribution of any such notice that includes a revised table, absent manifest error the table below shall be deemed amended and automatically revised as set forth in such notice); provided, however, that in no event shall the aggregate outstanding principal amount of Loans at any time outstanding exceed the lesser of (A) the Commitment, or (B) the Borrowing Base, each as in effect at the time of such Loan (the "Maximum Credit"):

                  Name of Bank                                Amount
                  ------------                                ------
                  Fleet National Bank                         $  30,000,000.00

                  Sovereign Bank                              $  25,000,000.00

                  Mellon Bank, N.A.                           $  22,500,000.00

                  First Pioneer Farm Credit, ACA              $  17,500,000.00

                  National Bank of Canada                     $  15,000,000.00

                  PNC Bank, National Association              $  10,000,000.00

                  Citibank                                    $  10,000,000.00

                                                     TOTAL    $ 130,000,000.00

         Each Loan shall be made by each Bank in the proportion which that Bank's Commitment bears to the total amount of all the Banks' Commitments; provided, however, that the failure of any Bank to make any requested Loan to be made by it on the date specified for such Loan shall not relieve each other Bank of its obligation (if any) to make its Loan on such date, but no Bank shall be responsible for the failure of any other Bank to make any Loan to be made by such other Bank. Subject to the terms hereof, the Borrower may borrow, prepay and reborrow, and may continue and convert any Loan in accordance with
         Section 2.5, until the Termination Date. The Banks have no obligation to make any Loan on or after the Termination Date.

                  (b) Provided that no Default or Event of Default exists or would exist immediately before and after giving effect thereto, the Borrower may at any time and from time to time, at its sole cost and expense, request any one or more of the Banks to increase its Commitment (such decision to increase the Commitment of a Bank to be within the sole and absolute discretion of such Bank), or request any other institution reasonably satisfactory to the Agent to provide a new Commitment, by submitting an Increase Supplement, duly executed by the Borrower and each such increasing Bank or other institution agreeing to increase its Commitment or provide a new Commitment, as the case may be. If such Increase Supplement is in all respects reasonably satisfactory to the Agent, the Agent shall execute such Increase Supplement and deliver a copy thereof to the Borrower and each such increasing Bank or other institution, as the case may be. Upon execution and delivery of such Increase Supplement, (i) in the case of each such increasing Bank, such increasing Bank's Commitment shall be increased to the amount set forth in such Increase Supplement, (ii) in the case of each such other institution, such other institution shall become a party hereto and shall for all purposes of the Loan Documents be deemed a "Bank" with a Commitment in the amount set forth in such Increase Supplement, (iii) in each case, the Commitment of such increasing Bank or such other institution, as the case may be, shall be as set forth in the applicable Increase Supplement, and (iv) the Borrower shall contemporaneously therewith execute and deliver to the Agent (x) for each Bank providing an increased Commitment, a new Note in the amount of such increased Commitment in exchange for the return and cancellation of each such Bank's existing Note and (y) for each such other institution providing a new Commitment, a Note in the amount of its Commitment; provided, however, that:

                           (i) immediately after giving effect thereto, the aggregate Commitment of all the Banks shall not be in excess of $150,000,000.00;

                          (ii) unless otherwise agreed to by the Agent, each such increase shall be in an amount not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof;

                           (iii) from the date hereof through the Commitment
                  Expiration Date, the Commitment shall not be increased on more than two (2) occasions;

                           (iv) if Loans shall be outstanding immediately after giving effect to such increase, each Bank shall be deemed to have automatically assigned or assumed from each other Bank such rights, and shall have been deemed to have automatically assigned to or assumed from or delegated to such other Bank such obligations, in each case without recourse, representation or warranty, as shall cause the outstanding principal balance of its Loans to be an amount equal to its Percentage of the aggregate amount of all outstanding Loans (as used herein, a Bank's "Percentage" shall be determined by dividing the Commitment of such Bank as set forth in Section 2.1(a) of the Loan Agreement, by the total Commitment of all the Banks as set forth in such Section 2.1(a); provided, that, in each case (x) the table utilized with respect to such
                  Section 2.1(a) shall be the revised table distributed by the Agent pursuant to this Section 2.1(b) , (y) the Commitment shall be the increased Commitment of all the Banks as provided by the Agent pursuant to this Section 2.1(b) and (z) the term "Banks" shall include all then existing Banks and any and all such "other institutions" that shall become Banks (as more fully described above)). Each such Bank shall make such payments to, and as directed by, the Agent and the Agent shall make such payments to the Banks in order to cause the outstanding principal balance of the Loans by each Bank to be an amount equal to its Percentage of the aggregate amount of all outstanding Loans after giving effect to the Commitment increase. The Borrower hereby agrees that (x) any amount that a Bank so pays to another Bank pursuant to this Section 2.1(b) shall be entitled to all rights of a Bank under this Agreement and such payments to Banks shall constitute Loans held by each such payor Bank under this Agreement, (y) that each such payor Bank may, to the fullest extent permitted by law, exercise all of its right of payment (including the right of set-off) with respect to such amounts as fully as if such payor Bank had initially advanced the Borrower the amount of such payments and (z) each Bank receiving payment of its Loans pursuant to this Section may treat the assignment of Eurodollar Loans as a prepayment of such Eurodollar Loans for purposes of Section
                  5.4 hereof.

                           (v)   each such other institution shall have
                  delivered to the Agent and the Borrower all forms, if any, that are required to be delivered by such other institution pursuant to this Agreement;

                           (vi) within two Business Days after the Agent executes and delivers each Increase Supplement in accordance with the terms hereof, the Agent shall revise the table set forth in Section 2.1(a) to reflect the adjustments to the Commitments contemplated by clause (iv) above and shall promptly send a copy thereof to the Banks and the Borrower and upon the Agent's distribution of same, the Commitment of each Bank shall be automatically adjusted to be the Commitment set forth therein;

                           (vii) the Borrower shall have paid to Fleet
                  Securities, Inc., as arranger of the increase of the facility, an arrangement fee satisfactory to Fleet Securities, Inc. and the Borrower; and

                          (viii) the Borrower and the Agent shall have agreed
                  upon an agency fee in an amount satisfactory to the Agent.

                  In connection with any increase to the Commitment pursuant to this Section, the Borrower, the Guarantor, the Agent and each of the Banks hereby consents to the addition of each "other institution" as a Bank under this Agreement with a Commitment as set forth in Section 2.1(a) of this Agreement, as amended and updated by the Agent.

         (m) Section 10.2(b) of the Loan Agreement is amended to read in its entirety as follows:

                  (b) (i) from time to time as requested by the Agent or any Bank, but no more often than twice a year and no less frequently than annually (together with the annual certified financial statements required to be furnished by the Borrower), provide each Bank with a written acknowledgment, in form and substance satisfactory to each Bank, from the Borrower's and the Guarantor's accountant acknowledging that the Banks are relying on the accountant's professional accounting services to the Borrower and Guarantor, and acknowledging the Borrower's and Guarantor's knowledge of each Bank's reliance thereon and (ii) within 5 days of when received by the Borrower and/or any

         Guarantor, provide each Bank with a copy of the annual management letter furnished to the Borrower and/or the Guarantor by their accountant;

         (n) Section 10.14(c) of the Loan Agreement is amended to read in its entirety as follows:

                  (c) Consolidated Net Worth. Maintain at all times Consolidated Net Worth of not less than $35,000,000, which Consolidated Net Worth requirement shall be increased (i) each Fiscal Year end commencing with the Fiscal Year ending June 30, 2001 (and which shall be maintained during each fiscal quarter of the ensuing Fiscal Year until the end of such Fiscal Year at which time it shall again increase accordingly and be maintained as aforesaid) by the greater of (A) 50% of Consolidated Net Earnings for such Fiscal Year, and (B) $0 and (ii) upon the consummation of each Equity Issuance, by an amount equal to 50% of all proceeds received by the Borrower in connection with each such Equity Issuance (less reasonable expenses and other costs of issuance in connection therewith), which increased amount shall be maintained during each subsequent fiscal quarter until the required Consolidated Net Worth shall again increase pursuant to any of the provisions of this subsection 10.14(c).

         (o) Section 10.17 of the Loan Agreement is amended by replacing the phrase "and (iii) the sale of property pursuant to the Permitted Snake River Transaction" with the phrase "and (iii) the sale of property pursuant to the Permitted Snake River Transaction and Losurdo Transaction."

         (p) Section 10.19(vi) of the Loan Agreement is amended to read in its entirety as follows:

                  (vi) the Permitted Snake River Transaction, the Losurdo Transaction and transactions permitted by Sections 10.16 and 10.21 hereof.

         (q) A new Section 10.32 shall be added to the Loan Agreement immediately after Section 10.31 and shall read in its entirety as follows:

                  10.31 Losurdo Purchase. Within 30 days of the consummation of the Losurdo Transaction, if the Losurdo Purchaser is not the Borrower, the Borrower shall (i) ensure that the Losurdo Purchaser executes any and all documents reasonably required by the Agent to ensure that the Losurdo Purchaser becomes a Guarantor and in connection therewith the Agent shall be authorized to file Uniform Commercial Code financing statements with respect to all Collateral owned by the Losurdo Purchaser, (ii) deliver to the Agent a fully executed Amendment to the Pledge Agreement to include the stock of the Losurdo Purchaser under such Pledge Agreement, which Amendment shall be substantially similar to the Amendment to Pledge Agreement delivered in connection with Amendment No. 2, together with one or more certificates representing all the issued and outstanding shares of the Losurdo Purchaser and an irrevocable power of attorney in the form of Exhibit A to the Pledge Agreement or other stock power satisfactory to the Agent, with respect to such shares, (iii) take any other action and deliver any other documents as is reasonably requested by the Agent and is consistent with the requirements of the Agent with respect to new Subsidiaries and/or Affiliates of the Borrower, and (iv) deliver to the Agent satisfactory evidence of the consummation of the Permitted Losurdo Transaction and satisfactory evidence that each of the conditions set forth under "Permitted Losurdo Transaction" have been satisfied.

         (r) Section 12.1 (i) of the Loan Agreement is amended to read in its entirety as follows:

                  (i) Ownership. If (i) the Guarantor ceases to be a wholly owned subsidiary of the Borrower, or (ii) Mark Cocchiola is no longer actively involved in the day to day management of the Borrower and the Guarantor as President in substantially the same manner as presently exists; or

         (s) Section 15.3 of the Loan Agreement is amended to read in its entirety as follows:

                  15.3 Notices. Except as otherwise expressly provided herein, all notices hereunder shall be in writing and shall be delivered by telecopier, hand, overnight delivery or by mail. Notices given by mail shall be deemed to have been given three (3) days after the date sent if sent by registered or certified mail, postage prepaid, and:

                  (i)    if to the Borrower and/or the Guarantor, to:

                              Suprema Specialties, Inc.
                              510 East 35th Street
                              Paterson, New Jersey  07543
                              Attn: President

                  (ii)   if to the Agent or Fleet, to:

                              Fleet National Bank
                              208 Harristown Road
                              Glen Rock, New Jersey  07452
                              Attn: Edward J. Waterfield, Senior Vice President

                  (iii)  if to Sovereign, to:

                              Sovereign Bank
                              210 Smith Street
                              Perth Amboy 08861
                              Attn: Owen McKenna, Vice President

                  (iv)   if to Mellon, to:

                              Mellon Bank, N.A.
                              379 Thornall Street
                              Edison, New Jersey  08837
                              Attn: Russ J. Lopinto, Vice President

                  (v)    if to Citibank, to:

                              Citibank, N.A.
                              335 Madison Avenue
                              New York, New York 10017
                              Attn: Mark J. Saeger, Vice President

                  (vi)   if to PNC, to:

                              PNC Bank, National Association
                              2 Tower Center Boulevard
                              East Brunswick, New Jersey 08816
                              Attn: Jeffrey Blakemore, Vice President

                  (vii)  if to First Pioneer, to:

                              First Pioneer Farm Credit, ACA
                              174 South Road
                              Enfield, Connecticut 06082
                              Attention: James M. Papai, Commercial Loan Officer

                  (viii) if to National Bank of Canada, to:

                              National Bank of Canada
                              50 Division Street
                              Somerville, New Jersey 08876
                              Attention: John Leifer, Vice President

         or in the case of any party, such other address as such party may, by written notice, received by the Agent, have designated as its address for notices and in the case of any institution that became a Bank after the Effective Date of Amendment No. 3, such address as shall be designated on its assignment agreement or otherwise in writing to the Agent. Notices given by (i) telecopier shall be deemed to have been given when sent, (ii) hand shall be deemed to have been given the same day they have been sent and (iii) overnight delivery shall be deemed to have been given the day after they have sent, in each case if properly addressed to the party to whom sent, at its address, as aforesaid. The Agent shall be entitled to reasonably rely upon any telephonic notices purportedly given pursuant to the terms of this Agreement and the Borrower and the Guarantor shall hold the Agent harmless from any loss, cost or expense ensuing from any such reliance.


         Section 3. Reallocation of Commitments; Notes.

         (a) The total amount of each Bank's Commitment pursuant to the Loan Agreement shall be the amount set forth in Section 2.1 of the Loan Agreement, as amended by this Amendment.

         (b) All Loans of each Bank to the Borrower shall be evidenced by a Note of the Borrower substantially in the form of the existing note payable by the Borrower to the order of such Bank, with changes necessary to reflect each such Bank's new commitment (the "Note"), which Note shall amend and restate the existing Note payable to such Bank.

         (c) Upon the Effective Date, the Commitment of each Bank shall be automatically adjusted as set forth in this Amendment.

         (d) Each Bank and the Exiting Bank shall hereby assign or assume, as applicable, from each other Bank and/or the Exiting Bank such rights, and shall hereby assign or delegate to such other Bank and/or the Exiting Bank such obligations, in each case without recourse, representation or warranty except as expressly provided in this Amendment, as shall cause the outstanding principal balance of its Loans to be an amount equal to its Percentage (which in the case of the Exiting Bank shall be zero) of the aggregate amount of all outstanding Loans (as used herein, a Bank's "Percentage" shall be determined by dividing the Commitment of such Bank as set forth in Section 2.1 of the Loan Agreement, as amended by this Amendment, by the total Commitments of all the Banks as set forth in the definition of Commitment, as amended by this Amendment). Each such Bank shall make such payments to, and as directed by, the Agent and the Agent shall make such payments to the Banks and/or the Exiting Bank in order to cause the outstanding principal balance of the Loans by each Bank to be an amount equal to its Percentage of the aggregate amount of all outstanding Loans. The Borrower hereby agrees that (i) any Bank that has made payment to another Bank and/or the Exiting Bank pursuant to this Amendment shall be entitled to all rights of a Bank under the Agreement and such payments to Banks and/or the Exiting Bank shall constitute Loans held by each such payor Bank under the Loan Agreement and that each such payor Bank may, to the fullest extent permitted by law, exercise all of its right of payment (including the right of set-off) with respect to such amounts as fully as if such payor Bank had initially advanced the Borrower the amount of such payments and (ii) each Bank receiving payment of its Loans pursuant to this Amendment may treat the assignment of Eurodollar Loans as a prepayment of such Eurodollar Loans for purposes of Section 5.4 hereof.

         Section 4. Conforming Amendments. The Loan Agreement, the Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing, shall each be deemed to be amended and supplemented hereby to the extent necessary, if any, to give effect to the provisions of this Amendment, and each Bank is authorized to annex a copy of this Amendment to its respective copy of the Loan Agreement. Except as so amended hereby, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

         Section 5. Consent of Noteholders; Amendment to Note Agreement. This Amendment shall not be effective unless and until the Agent shall have received a consent to this Amendment binding on each noteholder which may include an amendment to the Note Agreement and in any event shall be in form and substance satisfactory to the Administrative Agent and each Bank.

         Section 6. Acknowledgments, Confirmations and Consent.

         (a) The Borrower and each Guarantor (including each Guarantor that became a Guarantor after September 23, 1999) each acknowledge and confirm that the Liens granted pursuant to the Loan Agreement secure the indebtedness, liabilities and obligations of the Borrower to the Banks and the Agent under the Notes as amended and restated pursuant to this Amendment and under the Loan Agreement as further amended by this Amendment and under the other Loan

Documents, whether or not so stated in such Loan Agreement and/or other Loan Document, and that the term "Obligations" as used in the Loan Agreement (or any other terms used in the Loan Agreement to describe or refer to the indebtedness, liabilities and obligations of the Borrower to the Banks and the Agent) includes all other indebtedness, liabilities and obligations of the Borrower under the Loan Agreement as amended by this Amendment and under the amended and restated Notes executed in connection with this Amendment. It is expressly agreed that each of the provisions of Section 8 of the Loan Agreement apply to each party that became a Guarantor after September 23, 1999 with the same effect as if such Guarantor were a party to such original Loan Agreement and each such Guarantor (as well as the Borrower each other Guarantor) hereby reaffirms the grant to the Agent, for the ratable benefit of the Banks, of a first priority continuing security interest and Lien in and to all the Assets, as more fully described in the Loan Agreement.

         (b) Each Guarantor (including each Guarantor that became a Guarantor after September 23, 1999) consents in all respects to the execution by the Borrower of this Amendment and acknowledges and confirms that such Guarantor is a "Guarantor" under the Loan Agreement and continues to guarantee the full payment and performance of the indebtedness, liabilities and obligations of the Borrower under the Loan Agreement as further amended by this Amendment and under the amended and restated Notes executed in connection with this Amendment as provided in the Loan Agreement, and remain in full force and effect in accordance with their respective terms.

         Section 7. Representations and Warranties. The Borrower and the Guarantor, as the case may be, each represents and warrants to the Banks, the Exiting Bank, the Agent, the Syndication Agent and the Documentation Agent as follows:

         (a) After giving effect to this Amendment (i) each of the representations and warranties set forth in Section 9 of the Loan Agreement is true and correct in all respects as if made on the date of this Amendment, except for changes in the ordinary course of business which, either singly or in the aggregate, are not materially adverse to the business or financial condition of the Borrower or the Guarantor, and (ii) no Default or Event of Default exists under the Loan Agreement.

         (b) Each of the Borrower and the Guarantor has the power to execute, deliver and perform, and has taken all necessary corporate action to authorize the execution, delivery and performance of, this Amendment and the other agreements, instruments and documents to be executed by it in connection with this Amendment. No consent or approval of any Person (except for such consents as have been obtained) and no consent, license, certificate of need, approval, authorization or declaration of, or filing with, any governmental authority, bureau or agency is or will be required in connection with the execution, delivery or performance by the Borrower or the Guarantor, or the validity or enforceability of this Amendment and the other agreements, instruments and documents executed in connection with this Amendment.

         (c) The execution, delivery and performance by the Borrower and the Guarantor of this Amendment and each of the agreements, instruments and documents executed in connection with this Amendment to which it is a party will not (i) violate any provision of law, (ii) conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or the certificate of incorporation or by-laws of the Borrower or any Guarantor, (iii) create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture to which the Borrower or any Guarantor is a party or by which any of them is bound or any of their respective properties or assets is affected, or
(iv) result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of the Borrower or any Guarantor, except for the Liens created and granted pursuant to the Loan Documents.

         (d) This Amendment and each of the other agreements, instruments and documents executed in connection with this Amendment to which the Borrower or the Guarantor is a party has been duly executed and delivered by the Borrower or the Guarantor, as the case may be, and constitutes the valid and legally binding obligation of the Borrower or the Guarantor, as the case may be, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion; provided, however, that such laws shall not materially interfere with the practical realization of the benefits of the Security Documents or the Liens created thereby, except for: (i) possible delay, (ii) situations which may arise under Chapter II of the U.S. Bankruptcy Code, II U.S.C. ss.ss. 10 1 et seq., and (iii) equitable orders of any United States Bankruptcy Court.

         (e) Since January 1, 2000, the Borrower has not repurchased any of its issued and outstanding capital stock in an aggregate amount in excess of that permitted by the Loan Agreement.

         (f) To the extent the Borrower remains in compliance with the Borrowing Base, all obligations under the Loan Agreement, as further amended pursuant to the terms of this Amendment, constitute "Senior Debt" as defined in that certain Note Agreement dated as of March 9, 1998 with respect to $10,500,000 16.5% Senior Subordinated Notes Due March 1, 2006.

         (g) As used herein, the term Guarantor means Guarantor as defined in the Loan Agreement and as amended by this Agreement.

         Section 8. Fees and Expenses; Post Closing Examination.

         (a) The Borrower shall pay the following fees and expenses in connection with this Amendment:

             (i) The Borrower shall pay to each increasing Bank a fee in the amount of .25% of the amount of the increase, if any, in Bank's Commitment set forth in this Amendment from such Bank's Commitment prior to the Effective Date of this Amendment, such fee to be payable upon execution of this Amendment.

             (ii) The Borrower agrees to pay the Agent upon demand all reasonable expenses, including reasonable fees of attorneys and paralegals for the Agent, incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and any agreements, instruments and documents executed or furnished in connection with this Amendment.

             (iii) The Borrower agrees to pay Fleet Securities, Inc. a fee in an amount agreed to between the Borrower and Fleet Securities, Inc. in consideration of Fleet Securities, Inc. arranging the increased Commitment provided in this Amendment.

         (b) Within 30 days of the date hereof, the Borrower shall permit the Agent, by or through any of its officers, agents, employees, attorneys or accountants to inspect and make extracts from the Borrower's books and records. The cost of the foregoing shall be borne by the Borrower.

         Section 9. Miscellaneous.

         (a) Except as specifically amended by this Amendment, the Loan Agreement and each of the other agreements, instruments and documents executed in connection with the Loan Agreement shall remain in full force and effect in accordance with their respective terms.

         (b) THIS AMENDMENT AND ALL OTHER AGREEMENTS, DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY APPLICABLE TO CONTRACTS EXECUTED IN AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW JERSEY BY RESIDENTS OF SUCH STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

         (c) The provisions of this Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause, provision or part in such jurisdiction and shall not in any manner affect such clause, provision or part in any other jurisdiction or any other clause or provision in this Amendment in any jurisdiction.

         (d) This Amendment may be signed in any number of counterparts with the same effect as if all parties to this Amendment signed the same counterpart.

         (e) This Amendment shall be binding upon and inure to the benefit of each of the Borrower and the Guarantor and their respective successors and to the benefit of the Agent, the Banks, the Exiting Bank, the Syndication Agent and/or the Documentation Agent and their respective successors and assigns. The rights and obligations of each of the Borrower and the Guarantor under this Amendment shall not be assigned or delegated without the prior written consent of the Agent and the Banks, and any purported assignment or delegation without such consent shall be void.

         Section 10. Effectiveness of Amendment. This Amendment shall become effective (the "Effective Date") upon the later of (i) delivery from Borrower to each Bank of a Note in a face amount equal to such Bank's Commitment (as amended by this Amendment) which note shall amend and restate and be in replacement of and substitution for its existing promissory note (such amended and restated promissory note, when executed and delivered, shall be deemed one of the Notes for all purposes of the Agreement) and documents relating thereto, (ii) receipt by the Agent of counterparts of this Amendment duly signed by each party hereto,
(iii) the payment of the fees and expenses set forth in Section 8 of this Amendment, (iv) receipt by the Agent of corporate resolutions and certificates of good standing with respect to Borrower and Guarantor, (v) receipt by the Agent of an opinion of counsel to the Borrower and Guarantor substantially similar to the opinion of counsel provided in connection with Amendment No. 2,
(vi) receipt by the Agent of the consent/amendment referred to in Section 5 of this Amendment and (vii) receipt by the Agent of such other documents that it shall reasonably request; provided, that, upon the satisfaction of each of such conditions, the amendment to Section 12.1(i) of the Agreement (but only such Section 12.1(i)) shall be effective as of August 1, 2001.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the Borrower, the Banks, the Agent, the Syndication Agent, the Documentation Agent and the Guarantor have signed and delivered this Amendment No. 3 as of the date first written above.

                                           SUPREMA SPECIALTIES, INC.,
                                           as Borrower


                                           By /s/ Mark Cocchiola
                                              ---------------------------------
                                           Name:  Mark Cocchiola
                                           Title: President

         Each of the guarantors indicated below hereby consents to this Amendment and reaffirms its continuing obligations under its guarantee as set forth in the Loan Agreement as amended hereby and all the documents, instruments and agreements executed pursuant thereto or in connection therewith, without offset, defense or counterclaim (any such offset, defense or counterclaim as may exist being hereby irrevocably waived by each such guarantor).

                                           SUPREMA SPECIALTIES WEST, INC.,
                                           as a Guarantor


                                           By /s/ Mark Cocchiola
                                              ---------------------------------
                                           Name:  Mark Cocchiola
                                           Title: President


                                           SUPREMA SPECIALTIES NORTHEAST, INC.,
                                           as a Guarantor

                                           By /s/ Mark Cocchiola
                                              ---------------------------------
                                           Name:  Mark Cocchiola
                                           Title: President


                                           SUPREMA SPECIALTIES NORTHWEST INC.,
                                           as a Guarantor

                                           By /s/ Mark Cocchiola
                                              ---------------------------------
                                           Name:  Mark Cocchiola
                                           Title: President

                                           FLEET NATIONAL BANK,
                                              successor by merger to Fleet Bank,
                                              National Association, as Agent and
                                              as a Bank


                                           By: /s/ Diane Chamberlin
                                               --------------------------------
                                           Name:  Diane Chamberlin
                                           Title: Vice President

                                           SOVEREIGN BANK,
                                              as Syndication Agent and as a Bank


                                           By: /s/ Owen P. McKenna
                                              ---------------------------------
                                           Name:  Owen P. McKenna
                                           Title: Vice President

                                           MELLON BANK, N.A.,
                                              as Documentation Agent and as a
                                              Bank


                                           By: /s/ Russ J. Lopinto
                                              ---------------------------------
                                           Name:  Russ J. Lopinto
                                           Title: Vice President

                                           CITIBANK, N.A.
                                             successor by merger to European
                                             American Bank, as a Bank


                                           By: /s/ Mark Saeger
                                              ---------------------------------
                                           Name:  Mark Saeger
                                           Title: Vice President

                                           PNC BANK, NATIONAL ASSOCIATION,
                                             as a Bank


                                           By: /s/ Jeffrey A. Blakemore
                                              ---------------------------------
                                           Name:  Jeffrey A. Blakemore
                                           Title: Senior Vice President

                                           FIRST PIONEER FARM CREDIT, ACA,
                                             as a Bank


                                           By: /s/ James M. Papai
                                              ---------------------------------
                                           Name:  James M. Papai
                                           Title: Vice President

                                           NATIONAL BANK OF CANADA,
                                             as a Bank


                                           By: /s/ John Geifer   /s/ Karen Gexa
                                              -----------------  --------------
                                           Name:  John Geifer    Karen Grexa
                                           Title: Vice President Vice President

         By its signature below, NATIONAL CITY BANK, agrees to the Amendment as an Exiting Bank as set forth therein.

                                           NATIONAL CITY BANK,
                                             as an Exiting Bank


                                           By: /s/ Lyle Cunningham
                                              ---------------------------------
                                           Name:  Lyle Cunningham
                                           Title: Vice President